SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.        )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              Teche Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ]    Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                       [TECHE HOLDING COMPANY LETTERHEAD]










December 22, 2004

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Teche Holding Company, I cordially invite you to attend the Annual Meeting of Stockholders (the "Meeting") to be held at the office of Teche Federal Bank at 1120 Jefferson Terrace, New Iberia, Louisiana on January 25, 2005, at 10:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.

                                 Sincerely,

                                 /s/Patrick O. Little

                                 Patrick O. Little
                                 Chairman, President and Chief Executive Officer Teche Holding Company

--------------------------------------------------------------------------------
                              TECHE HOLDING COMPANY
                        1120 JEFFERSON TERRACE BOULEVARD
                           NEW IBERIA, LOUISIANA 70560
                                 (337) 560-7151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 25, 2005
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Teche Holding Company (the "Company") will be held at the office of Teche Federal Bank at 1120 Jefferson Terrace, New Iberia, Louisiana on January 25, 2005, at 10:30 a.m. A proxy card and a proxy statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the following matters:

1.       The election of three directors of the Company;

2. The approval of the adoption of the Teche Holding Company 2004 Stock-Based Incentive Plan; and

3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending September 30, 2005.

         The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 14, 2004 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/W. Ross Little, Jr.

                                            W. Ross Little, Jr.
                                            Secretary
New Iberia, Louisiana
December 22, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              TECHE HOLDING COMPANY
                        1120 JEFFERSON TERRACE BOULEVARD
                           NEW IBERIA, LOUISIANA 70560
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 25, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Teche Holding Company (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the office of Teche Federal Bank at 1120 Jefferson Terrace, New Iberia, Louisiana on January 25, 2005, at 10:30 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 22, 2004. The Company is the parent company of Teche Federal Bank (the "Bank").

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors, (ii) the approval of the adoption of the Teche Holding Company 2004 Stock-Based Incentive Plan, and (iii) the ratification of the appointment of Deloitte & Touche LLP as independent auditor of the Company for the fiscal year ending September 30, 2005. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                             REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" election of the nominees for directors set forth below, "FOR" the approval of the adoption of the Teche Holding Company 2004 Stock-Based Incentive Plan and "FOR" ratification of the appointment of the independent auditor. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 14, 2004 (the "Voting Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Voting Record Date, the Company had 2,242,076 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the Company or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify or approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to Proposal II, approval of the adoption of the 2004 Stock-Based Incentive Plan, a stockholder may, by checking the appropriate box: (i) vote "FOR" the item; (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on the item. Proposal II shall be determined by a majority of the shares present or represented and entitled to vote at the Annual Meeting. Broker Non-Votes will have no impact on the outcome of the votes on Proposal II, and proxies marked "ABSTAIN" will have the same impact as a vote "AGAINST" Proposal II.

         As to Proposal III, ratification of the appointment of the independent auditor, a stockholder may, by checking the appropriate box: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on the item. Unless otherwise required by law, ratification of the independent auditor and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of the Voting Record Date, persons or groups who own more than 5% of the Common Stock, the ownership of all executive officers and directors of the Company as a group and unallocated shares owned by the Bank's Employee Stock Ownership Plan ("ESOP"). Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date.

                                                                                    Percent of Shares
                                                       Amount and Nature of          of Common Stock
Name and Address of Beneficial Owner                   Beneficial Ownership            Outstanding
------------------------------------                   --------------------            -----------

Teche Federal Bank                                            28,359(1)                    1.27%
Employee Stock Ownership Plan
1120 Jefferson Terrace, New Iberia, Louisiana 70560

Patrick O. Little                                            202,768(2)                    8.93
1120 Jefferson Terrace, New Iberia, Louisiana 70560

First Manhattan Company                                      165,900                       7.40
437 Madison Avenue, New York, New York 10022

Jeffery L. Gendell                                           201,418(3)                    8.98
237 Park Avenue, New York, New York 10017

All Directors and Executive Officers as a                    571,558(4)(5)                23.96
  Group (11 persons)

-----------------
(1) The ESOP purchased such shares for the exclusive benefit of participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of Scott T. Sutton, W. Ross Little, Jr. and J.L. Chauvin to serve as the ESOP administrative committee ("ESOP Committee") and Directors Biggs, Friedman and Olivier to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 287,969 shares had been allocated under the ESOP to participant accounts (which are excluded from the total shown above).
(2) Includes 41,394 shares that may be acquired pursuant to the exercise of options. Includes 14,743 shares owned by Mr. Little's wife and 23,568 shares held in trust for Mr. Little's minor children, which Mr. Little may be deemed to beneficially own. Includes 20,818 shares of Common Stock allocated to Mr. Little under the ESOP.
(3)      Number of shares in based upon an amended  Schedule 13D dated  February
         5, 2003.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 137,251 shares of Common Stock that may be acquired pursuant to the exercise of options.
(5) Includes 28,359 unallocated shares of Common Stock held under the ESOP for which certain individuals in this group serve as members of the ESOP Committee or as an ESOP Trustee.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Officers and employees of the Company have an interest in certain matters to be voted upon at the Meeting. Following stockholder approval, employees, officers and directors of the Company may be awarded shares of Common Stock and may be granted stock options pursuant to the Teche Holding Company 2004 Stock-Based Incentive Plan. The approval of this plan is being presented as "Proposal II - Approval of the Adoption of the 2004 Stock-Based Incentive Plan."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock of the Company is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The executive officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission disclosing changes in beneficial ownership of the Common Stock. Based solely on the Company's review of Forms 3, 4, and 5 filed by executive officers, directors and 10% beneficial owner of Common Stock, no executive officer, director or 10% beneficial owner of Common Stock failed to file such ownership reports on a timely basis during the fiscal year ended September 30, 2004.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

General Information and Nominees

         The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. Three directors will be elected at the Meeting.

         J.L. Chauvin, Mary Coon Biggs and Thomas F. Kramer have been nominated by the Board of Directors to serve as directors. Such nominated individuals are currently members of the Board. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth for the nominees, the directors continuing in office and certain executive officers: name, age, the year he or she first became a director or officer of the Company or the Bank, the expiration date of his or her current term as a director, and the number and percentage of shares of the Common Stock beneficially owned by each as of the Voting Record Date. Each director of the Company is also a member of the Board of Directors of the Bank.


                                          Year First        Current              Shares of          Percent
                                          Elected or        Term to            Common Stock           of
             Name            Age(1)       Appointed         Expire         Beneficially Owned(2)     Class
             ----            ------       ---------         ------         ---------------------     -----
                                  BOARD NOMINEES FOR TERM TO EXPIRE IN 2008
J.L. Chauvin(3)                49           2002             2005                40,737(4)          1.81%
Mary Coon Biggs(3)             62           1982             2005                27,496(5)          1.22
Thomas F. Kramer               75           1987             2005                39,657(6)          1.77
                                       DIRECTORS CONTINUING IN OFFICE
Henry L. Friedman(3)           53           1979             2006                29,240(7)          1.30
Robert Earl Mouton             69           1989             2006                23,829(8)          1.06
Christian Olivier, Jr.(3)      93           1993             2006                18,190(9)          0.81
W. Ross Little, Jr.(3)         52           1981             2006               87,010(10)          3.83
Patrick O. Little              48           1989             2007              203,969(11)          8.93


                                                - 4 -


                                          Year First        Current              Shares of          Percent
                                          Elected or        Term to            Common Stock           of
             Name            Age(1)       Appointed         Expire         Beneficially Owned(2)     Class
             ----            ------       ---------         ------         ---------------------     -----

Donelson T. Caffery, Jr.       54           1994             2007               22,614(12)          1.01
Robert Judice, Jr.             59           2002             2007               11,342(13)          0.51
                                       CERTAIN EXECUTIVE OFFICERS
Scott T. Sutton(3)(14)         51           1999              N/A               39,115(15)          1.72%

------------
(1)  As of September 30, 2004.
(2) An individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.
(3) Excludes 28,359 unallocated shares of Common Stock held under the ESOP for which such individual serves as an ESOP Trustee or is a member of the ESOP Committee, and as such maintains shared voting and dispositive power over such shares. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(4) Includes 10,153 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 4,000 shares held jointly with Mr. Chauvin's wife, with whom voting and dispositive power is shared. Includes 10,452 shares of Common Stock allocated to Mr. Chauvin under the ESOP.
(5) Includes 3,656 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 10,200 shares held jointly with Mrs. Biggs' husband, with whom voting and dispositive power is shared.
(6) Includes 4,287 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 6,000 shares owned by Dr. Kramer's wife, which Dr. Kramer may be deemed to beneficially own.
(7) Includes 5,008 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 5,118 shares owned by Mr. Friedman's wife and 1,800 shares held in trust for Mr. Friedman's minor children under the Uniform Gift to Minors Act, which Mr. Friedman may be deemed to beneficially own.
(8) Includes 160 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 3,286 shares held jointly with Mr. Mouton's wife, with whom voting and dispositive power is shared.
(9) Includes 7,081 shares of Common Stock which may be acquired pursuant to the exercise of options.
(10) Includes 27,856 shares of Common Stock which may be acquired pursuant to the exercise of options.
(11) Includes 41,934 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 14,743 shares owned by Mr. Little's wife and 23,568 shares held in trust for Mr. Little's minor children, which Mr. Little may be deemed to beneficially own. Includes 20,818 shares of Common Stock allocated to Mr. Little under the ESOP.
(12) Includes 3,656 shares of Common Stock which may be acquired pursuant to the exercise of options. Includes 1,380 shares held in trust for Mr. Caffery's children, which Mr. Caffery may be deemed to beneficially own.
(13) Includes 5,078 shares of Common Stock which may be acquired pursuant to the exercise of options.
(14) Mr. Sutton is Senior Vice President of Operations of the Bank and serves as Assistant Secretary of the Company.
(15) Includes 34,382 shares of Common Stock which Mr. Sutton may acquire pursuant to the exercise of options. Includes 1,727 shares of Common Stock allocated to Mr. Sutton under the ESOP.

Biographical Information

         The business experience of each nominee, director and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

         Patrick O. Little is the Chairman, President and Chief Executive Officer of the Company and the Bank and has been employed by the Bank since 1980. Mr. Little has served as President of the Bank since January 1991 and as Chairman of the Bank since 1999. Mr. Little is the brother of W. Ross Little, Jr.

         Mary Coon Biggs is a senior partner of the law firm Biggs, Supple, Cremaldi & Curet, L.L.P. See "-- Certain Relationships and Related Transactions." Mrs. Biggs has been associated with the firm or its predecessors since 1969 and has been a partner since 1975. Mrs. Biggs is a member of various professional, civic, historical and cultural organizations.

         Donelson T. Caffery, Jr. is president and owner of Columbia Chevrolet & Toyota, Franklin, Louisiana. He is also a trustee of the St. Mary Parish Library Board of Control. He is a former member of the vestry of the St. Mary's Episcopal Church, past board member of the West St. Mary Chamber of Commerce, past president of the St. Mary Chapter of the Landmark Society, past board
member  of  the  Rotary  club  of  Franklin  and  a  member  of  various   trade
organizations.

         J. L. Chauvin has served as Treasurer of the Company since its incorporation in December 1994 and as a director since March 2002. Mr. Chauvin has been employed by the Bank since 1983 and was promoted to Treasurer in November of 1994 and to Senior Vice President in January of 1999. Mr. Chauvin is a member of the Louisiana Society and American Institute of Certified Public Accountants.

         Henry L. Friedman is currently president of both Meyer's Shoe Stores, Inc., Franklin, Louisiana and H. & L. Realty Company, Inc., Franklin, Louisiana. Mr. Friedman is also Chairman of the Franklin City Planning Commission, and he is a member and past president of both the West St. Mary Chamber of Commerce and the Rotary Club of Franklin.

         Robert Judice, Jr. is the president of Frank Martin Farms, a 2,000 acre sugarcane farming operation located in Centerville, Louisiana. He serves on the boards of directors of the American Sugar Cane League and the St. Mary Parish Farm Bureau and acts as Sugar Cane Festival director for St. Mary Parish. Prior to his appointment as a director of the Company in March 2002, Mr. Judice was a member of the Bank's advisory board for twenty years.

         Thomas F. Kramer, M.D. retired from his medical practice in 1993. He was a specialist in obstetrics and gynecology and is a member of various medical organizations. Dr. Kramer is a member and past president of the St. Mary Chapter of the Louisiana Landmark Society and an officer of the Rotary Club of Franklin. He served for twelve years on the Council of the Shadows on the Teche, a property of the National Trust for Historic Preservation. He has received the distinguished service award from the Boy Scouts of America and in 1994 was the recipient of the Golden Service Award of the West St. Mary Chamber of Commerce.

         W. Ross Little, Jr. was appointed Marketing Director and Secretary of the Company in June 1995 and January 1996, respectively, and was elected to the Board of Directors of the Bank in August 1999. W. Ross Little, Jr. served as a practicing attorney in Lafayette Parish from 1990 to 1994. He previously served as Secretary of the Bank from August 1979 to November 1995 and Treasurer of the Bank from January 1980 to November 1994. He is the brother of Patrick O. Little.

         Robert Earl Mouton retired from the Bank on December 1, 2001 where he was employed since 1983 and served as Executive Vice President since 1985. Mr. Mouton is also a past president of the Beaver Club of Lafayette.

         Christian L. Olivier, Jr. is a retired general manager of a retail department store in Houma, Louisiana. He serves as President of the Terrebonne Historical and Cultural Society. Mr. Olivier served as Chairman of the Board of Community Homestead Association prior to its merger with Teche Federal.

         Scott T. Sutton is the Senior Vice President of Operations of the Bank and has been employed by the Bank since 1999. Mr. Sutton has been in the banking industry since 1972 and has been responsible for bank operations and retail functions in both large and small financial institutions. He is active in civic and community organizations in Iberia Parish having served as past chairman of the Greater Iberia Chamber of Commerce and chairman of the United Way of Iberia, Inc.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended September 30, 2004, the Board of Directors held 12 regular meetings and 1 special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees listed below on which such director served during the fiscal year ended September 30, 2004, other than Director Olivier, who attended approximately 71% of such meetings due to illness during the year.

         The Audit Committee, a standing committee, is comprised of Directors Kramer, Friedman, Olivier and Caffery. The Board of Directors has determined that Mr. Caffery is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of the American Stock Exchange. The Audit Committee recommends engagement of independent auditors, receives the internal and independent audit reports and recommends appropriate action. The Audit Committee met five times during the fiscal year ended September 30, 2004.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee is attached as Appendix A to this proxy statement.

Report of the Audit Committee

         For the fiscal year ended September 30, 2004, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Deloitte & Touche LLP ("Deloitte"), all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from Deloitte disclosures regarding Deloitte's independence as required by Independence Standards Board Standard No. 1 and discussed with them Deloitte's independence. Based on its foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004.

                  Audit Committee:
                           Thomas F. Kramer
                           Henry L. Friedman
                           Christian L. Olivier, Jr.
                           Donelson T. Caffery, Jr.

Principal Accounting Fees and Services

         Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor to be approved by the issuer's audit committee prior to such services being rendered or to be approved pursuant to pre-approval policies and procedures established by the issuer's audit committee. The Company's Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services.

         All of the services listed below for 2004 and 2003 were approved by the Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

         Audit Fees. The aggregate fees billed by Deloitte for professional services rendered for the audit of the Company's annual financial statements, a review of internal controls required under FDICIA in 2003, and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended September 30, 2004 and 2003 were $103,500 and $90,800, respectively.

         Audit Related Fees. The aggregate fees billed by Deloitte for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended September 30, 2004 and 2003 were $4,000 and $4,200, respectively. The audit related services consisted of audits of the Company's employee stock ownership plan.

         Tax Fees. The aggregate fees billed by Deloitte for professional services rendered for tax compliance, tax advice and tax planning for the years ended September 30, 2004 and 2003 were $24,525 and $14,100, respectively. Such tax-related services consisted of tax return preparation and consultation regarding the Company's stock option plan.

         All Other Fees. The aggregate fees billed by Deloitte for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $0 for the years ended September 30, 2004 and 2003.

Director Nomination Process

         The Audit Committee, a standing committee, is comprised of Directors Caffery, Friedman and Judice. The Nominating Committee recommends to the full Board of Directors persons for selection as the Board's nominees for election as directors. The Committee was established subsequent to the year ended September 30, 2004 and thus did not meet during fiscal 2004. As defined by the rules of the Nasdaq Stock Market, each member of the committee is an independent director. The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which is attached hereto as Appendix B.

         The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Teche Federal Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors. In the Board's selection of nominees of the Board, there is no difference in the manner of evaluation of potential nominees who have been recommended by directors or officers of the Company and the Bank versus evaluation of potential nominees who have been recommended by stockholders.

         To be considered in the Board's selection of nominees of the Board, recommendations from stockholders must be received by the Company in writing by at least 60 days prior to the date the immediately preceding annual meeting of stockholders of the Company. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as nominees of the Board should meet the director qualification requirements set forth in Article III, Section 3 of the Company's Bylaws, which require that (i) directors must be stockholders of the Company, beneficially owning at least 100 shares; (ii) directors must be residents of Louisiana. The Board also believes nominees should be persons with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board of Directors does not have a formal written policy regarding director attendance at annual meetings. However, the Board encourages directors to attend all annual meetings. Nine of the ten members of the Board of Directors attended the 2004 annual meeting of stockholders.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Director Fees. Non-employee directors of the Company and Bank receive director fees of $500 and $700 per month, respectively. During fiscal year 2004 each non-employee member of the Board of Directors also received a fee of $100 per committee meeting attended. For the fiscal year ended September 30, 2004, total fees paid by the Company and the Bank to directors were $110,600.

         Stock Awards. During the year ended September 30, 2004, there were no new awards of stock options or restricted stock grants to any director.

Executive Compensation

         Summary Compensation Table. The following table sets forth the compensation paid to the Company's chief executive officer and the two other executive officers of the Company during the three fiscal years ended September 30, 2004, who received cash compensation in excess of $100,000 during the fiscal year ended September 30, 2004. All compensation paid to directors, officers and employees is paid by the Bank. No other executive officer received cash compensation in excess of $100,000 during the fiscal year ended September 30, 2004.

                                                                                  Long-Term
                                              Annual Compensation(1)               Compensation Awards
                                                                              Restricted      Securities
Name and                                                     Other Annual       Stock         Underlying          All Other
Principal Position       Year      Salary       Bonus(2)     Compensation       Award(3)        Options#         Compensation
------------------       ----      ------       --------     ------------       --------        --------         ------------

Patrick O. Little,       2004     $200,501      $42,396        $       -      $     -                 -           $49,128 (4)
President and CEO        2003      175,000       33,976                -       48,888             7,000            70,148
                         2002      166,000       38,706                -            -             8,846            47,653

Scott T. Sutton          2004     $107,940      $18,452        $       -      $     -                 -           $ 8,430 (5)
Senior Vice President    2003      100,863       19,591                -            -             4,600            16,934
                         2002       95,448       19,750                -            -                 -            12,397

J. L. Chauvin            2004      $96,624      $16,262        $       -      $     -                 -           $ 25,171(6)
Senior Vice President    2003       88,465       17,535                -            -             4,600             36,139
and Chief Financial      2002       85,888       17,786                -            -             3,299             25,529
Officer

--------------
(1)  All  compensation set forth in the table was paid by the Bank.
(2)  Payments made pursuant to Bank's Incentive Bonus Plan.
(3) For 2003, represents the award of 1,400 shares of common stock under the Teche Holding Company 2001 Stock-Based Incentive Plan, based upon the market value of the stock on September 24, 2003, the date of the award. This award vests at the rate of one-fifth per year, beginning on the first anniversary of the date of the award. Dividend rights associated with the restricted stock are accrued and held in arrears to be paid at the time the shares vest. As of September 30, 2004, Mr. Little held 1,400 restricted shares with a value of $56,000 based on the market value as of September 30, 2004 of $40 per share.
(4) Includes 1,202 shares of Common Stock allocated under the ESOP for the year ended September 30, 2004 with a market value as of September 30, 2004 of $40 per share.
(5) Includes 196 shares of Common Stock allocated under the ESOP for the year ended September 30, 2004 with a market value as of September 30, 2004 of $40 per share.
(6) Includes 616 shares of Common Stock allocated under the ESOP for the year ended September 30, 2004 with a market value as of September 30, 2004 of $40 per share.

         Employment and Change in Control Agreements. The Bank is party to an employment agreement with Patrick O. Little, President and Chief Executive Officer of the Bank ("Agreement"). The Agreement has a term of three years. Mr. Little's base compensation under the agreement is currently $220,000. The Agreement provides a disability benefit of 100% of compensation for a period of one year and 65% thereafter for the remaining term of the Agreement reduced by other disability benefits furnished by the Bank. The Agreement may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Little without just cause, Mr. Little will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, Mr. Little will be paid a lump sum amount equal to 2.999 times his five- year average annual taxable cash compensation. If a change in control had occurred at September 30, 2004, Mr. Little would have been entitled to a lump sum payment of approximately $1,063,405 if he were terminated in connection with such change in control. The aggregate payments under such provision would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The Agreement is renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. In addition, the Bank has Change in Control Agreements with Scott Sutton, Senior Vice President, and J. L. Chauvin, Senior Vice President and Treasurer, which would pay severance benefits of approximately $469,527 and $333,640, respectively, upon a termination of employment in connection with a change in control.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Bank during the year ended September 30, 2003 consisted of Directors Caffery, Kramer and Friedman.

Report of the Compensation Committee on Executive Compensation

         2004 Report of the Compensation Committee on Executive Compensation

         The Bank Compensation Committee meets annually to review compensation paid to the chief executive officer. The Committee reviews published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Bank's market areas, including institutions with total assets of between $300 million and $1.0 billion. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank, the Committee does consider the overall profitability of the Bank when making these decisions. The Compensation Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

          o to provide motivation for the executive officers to enhance stockholder value by linking their compensation to the future value of the Company's stock;
          o to retain the executive officers who have led the Company to build its existing market franchise and to allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and
          o to maintain reasonable fixed compensation costs by targeting base salaries at a competitive average.

         During the year ended September 30, 2004, Patrick O. Little, President and CEO received an increase in his base salary from $200,000 to $220,000 due to his continued leadership in the management of the Company and the Bank. Also considered were the salaries of SVP/Operations, SVP/Chief Financial Officer and SVP/ Sales and Marketing. Scott Sutton, SVP/Operations received a salary increase from $108,435.00 to $116,000.00 annually. J.L. Chauvin, SVP/Chief Financial Officer received a salary increase from $97,653.00 to $ 104,500.00 annually. W. Ross Little, Jr., SVP/Marketing and Sales received a salary increase from $79,200.00 to $84,700.00 annually. All increases are effective October 30, 2004. The Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Louisiana and surrounding Southwestern states with assets of between $500 million and $1.0 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.

                  Compensation Committee:
                           Thomas F. Kramer
                           Henry L. Friedman
                           Donelson T. Caffery, Jr.

Other Compensation

         Stock Option Plans. The table set forth below presents information regarding previously granted options.


                               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                           AND FY-END OPTION/SAR VALUES
                                                            Number of Securities             Value of Unexercised
                                                           Underlying Unexercised                in-the-Money
                                                                Options/SARs                    Options/SARs at
                       Options            Value            at Fiscal Year-End (#)             Fiscal Year-End ($)
        Name        Exercised (#)      Realized ($)      Exercisable/Unexercisable         Exercisable/Unexercisable
        ----        -------------      ------------      -------------------------         -------------------------
Patrick O. Little      60,000           $1,269,750            37,973/9,673                   $953,160/$182,928
Scott T. Sutton             -           $        -            31,732/3,550                   $738,756/$40,864
J.L. Chauvin           16,385           $  350,923             6,678/5,199                   $152,092/$76,318

         Long-term Incentive Plan. There were no awards made under the long-term incentive plan during the fiscal year ended September 30, 2004.

         Pension Plan. The Bank is a participating employer in a multiple-employer pension plan sponsored by the Financial Institutions Retirement Fund (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual benefit payable under the Pension Plan is equal to 2% of the average annual salary (excluding overtime and bonuses) received during benefits service multiplied by the number of years of credited service. A participant who is vested in the Pension Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 45. The Pension Plan also provides for payments in the event of disability or death. At September 30, 2004, Patrick Little, Scott T. Sutton and J.L. Chauvin had 23 years, 5 years and 21 years, respectively, of credited service under the Pension Plan. Total Bank pension expense for each of fiscal years 2004, 2003 and 2002, amounted to $166,500, $70,800, and $0, respectively.
Credit of service under the Pension Plan was frozen as of July 1, 2004, and no additional benefits shall be accrued under the Pension Plan following such date.

         The following table shows the estimated annual benefits payable under the Pension Plan based on the respective employee's years of benefit service and applicable average annual salary, as calculated under the Pension Plan. Benefits under the Pension Plan are not subject to offset for Social Security benefits.

                                           Years of Benefit Service
                      ---------------------------------------------------------
                         15           20         25          30           35
                      -------      -------     -------     -------      -------

$ 20,000..........    $ 6,000      $ 8,000     $10,000     $12,000      $14,000
                      -------      -------     -------     -------      -------
  40,000..........     12,000       16,000      20,000      24,000       28,000
  60,000..........     18,000       24,000      30,000      36,000       42,000
  80,000..........     24,000       32,000      40,000      48,000       56,000
100,000...........     30,000       40,000      50,000      60,000       70,000
120,000...........     36,000       48,000      60,000      72,000       84,000
150,000...........     45,000       60,000      75,000      90,000      105,000
160,000...........     48,000       64,000      80,000      96,000      112,000
170,000...........     51,000       68,000      85,000     102,000      119,000
200,000...........     60,000       80,000     100,500     120,000      140,000

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         Set forth below is a performance graph for the Common Stock for the five fiscal years ended September 30, 2004. The performance graph, as prepared for the Company by Zacks Investment Research Inc., compares the cumulative total return on the Common Stock with (i) the AMEX Composite, which takes into account the cumulative total return on stocks included in the American Stock Exchange, Inc. ("AMEX"), and (ii) the SIC Industry Index, which takes into account the cumulative total return on the stocks of companies with the same SIC code as the Company. Comparison with the AMEX Composite, and the SIC Industry Index assumes the investment of $100 as of September 30, 1999. The cumulative total return for the indices and for the Company is computed with the reinvestment of dividends at the frequency with which dividends, if any, were paid during the period.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

                                [GRAPHIC OMITTED]

=========================  ============  ============ ============  ============  ============  =============
                             9/30/99       9/29/00      9/28/01       9/30/02       9/30/03        9/30/04
-------------------------  ------------  ------------ ------------  ------------  ------------  -------------
Teche Holding Company        $100.00        $92.74      $134.27       $176.90       $261.09        $300.35
-------------------------  ------------  ------------ ------------  ------------  ------------  -------------
SIC Industry Index           $100.00       $131.31      $175.85       $171.30       $232.21        $261.28
-------------------------  ------------  ------------ ------------  ------------  ------------  -------------
AMEX Composite               $100.00       $123.23      $106.88       $111.82       $137.74        $181.68
=========================  ============  ============ ============  ============  ============  =============

--------------------------------------------------------------------------------
                    PROPOSAL II - APPROVAL OF THE ADOPTION OF
                       THE 2004 STOCK-BASED INCENTIVE PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors adopted the Teche Holding Company 2004 Stock-Based Incentive Plan (the "Plan") on October 28, 2004 and is presenting it for approval by the Company's stockholders at the Meeting. The Plan is being presented to the stockholders for approval at this time in order to ensure that there are sufficient shares available for future awards to directors, officers and employees. No Awards shall be made under the Plan prior to January 1, 2006. The following is a summary of the Plan, which is qualified in its entirety by the complete provisions of the Plan attached as Appendix C

         The Plan authorizes the granting of options to purchase Common Stock and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to the Awards, as specified in Section 14 of the Plan, the maximum number of shares available for Awards under the Plan is 200,000 shares in the aggregate. The maximum number of shares reserved for the award of shares of Common Stock ("Stock Awards") and Performance Share Awards in the aggregate is
50,000 shares. The balance of such Awards may be in the form of options to purchase shares of Common Stock. Individuals who are employees of the Company and its affiliates are eligible to receive Awards under the Plan. The Plan is administered by a committee of non-employee directors (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Plan.

Awards

         Types of Awards. The Plan authorizes the grant of Awards in the form of: (i) options to purchase the Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options" or "NSOs"; (iii) Stock Awards, which provide a grant of Common Stock that may vest over time, and (iv) Performance Share Awards, which provide a grant of Common Stock upon the attainment of certain performance standards. In no event shall any participant be awarded options to purchase more than 25% of the total shares reserved for issuance under the Plan (50,000 shares), nor more than 30% of the aggregate Stock Awards and Performance Share Awards reserved under the Plan (15,000 shares). No individual may be issued more than 60,000 shares of Common Stock in accordance with Awards under the Plan. At the present time, no determination has been made as to the granting of any Awards under the Plan.

         Options. The Committee has the discretion to award Incentive Stock Options or Non-statutory Stock Options to employees. Pursuant to the Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying

Common Stock on the date of the grant. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments."

         Termination of Employment. Unless otherwise determined by the Committee, upon termination of an employee's service for any reason other than retirement, death or disability, change in control or termination for cause, the vested Incentive Stock Options and Non-statutory Stock Options shall be exercisable for a period of three months following termination. The Committee, in its discretion, may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-statutory Stock Options. In the event of termination for cause, all rights under any options granted shall expire immediately upon termination. In the event of a change in control of the Company or the Bank, the options will become fully vested and shall be exercisable until the expiration of the term of the option, regardless of termination of employment. In the case of death or disability, options will become fully vested and shall be exercisable for up to one year thereafter or, if sooner, until the expiration of the term of the option, and, in the case of retirement, vested options will be exercisable for a period of one year following termination of service upon retirement or, if sooner, until the expiration of the term of the option; provided that Incentive Stock Options not exercised within three months following a change in control or retirement shall be redesignated as Non-statutory Stock Options.

         Stock Awards. The Plan also authorizes the granting of Stock Awards to employees. The Committee has the authority to determine the conditions upon which the Stock Awards granted will vest. The Plan provides that all Stock Awards shall vest immediately upon termination of employment following a change in control of the Company or the Bank, as well as following death or disability. Under the Plan, the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals achieved by the Company, Bank or the award recipient, which performance goals, if any, will be established by the Committee. An agreement setting forth the terms of the Stock Awards ("Stock Award Agreement") shall set forth the vesting period and performance goals that must be attained. In addition, if the performance goals underlying Stock Awards are significantly exceeded, the terms of such awards may provide for the granting of additional performance share awards ("Performance Share Awards"). A Stock Award may only be granted from the shares reserved and available for grant under the Plan. No Stock Award that is subject to a performance goal is to be distributed to the employee until the Committee confirms that the underlying performance goal has been achieved. Upon a change in control of the Company or the Bank, all performance goals shall be deemed to be satisfied.

         Stock Awards are generally nontransferable and nonassignable as provided in the Plan. The Committee has the power, under the Plan, to permit transfers. When plan shares are distributed in accordance with the Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Shares of Common Stock held by the Plan trust are voted by the trustee.

         The Board or the Committee will from time to time determine the employees who will be granted Awards, the award to be granted to any participant, and whether the awards will be Incentive Stock Options and/or Non-statutory Stock Options or Stock Awards. In making this determination, the Board or the Committee may consider several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other financial institutions. Participants who have been granted an Award may be granted additional Awards.

Effect of Mergers, Change of Control and Other Adjustments and Anti-Takeover Aspects

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Company may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Award holder. All Awards under the Plan shall be binding upon any successors or assigns of the Company.

         "Change in Control" of the Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act");
(ii) involves the sale of all, or a material portion, of the assets of the Company or the Bank; (iii) involves the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iv) results in a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (v) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities except for any securities of the Bank purchased by the Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or
(B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the resulting entity; or (D) solicitations of stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan or reorganization, merger of consolidation of the Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Company.

         The provisions of the Plan related to a change in control of the Company could have an anti- takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of options. The power of the Committee to make adjustments, including adjusting the number of shares subject to options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger company, and to permit the issuance of options to new management following extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Common Stock, and to possibly decrease the number of options available to new management of the Company.

         Although the Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of options could choose to exercise options and thereby increase the number of shares for which they hold voting power. Also, the exercise of options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock. In addition, the exercise of options could increase the cost of an acquisition by a potential acquiror.

Tax Treatment

         Under present federal tax laws, awards under the Plan will have the following consequences:

          1. The grant of an option will not by itself result in the recognition of taxable income to a participant or entitle the Company to a tax deduction at the time of grant.

          2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to a participant or entitle the Company to a deduction at the time of exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for a participant. A participant will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that the shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

          3. The exercise of a Non-statutory Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by a participant at the time the participant recognizes ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's proxy statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options and Performance Awards under the Plan to comply with the requirements under Section 162(m) of the Code so that the Company's deduction for compensation related to the exercise of options and receipt of Performance Awards would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

          6. Stock Awards (including Performance Share Awards) awarded under the Plan are generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Stock Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the Stock Award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Stock Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Stock Award may elect to have a portion of such award withheld in order to meet any necessary tax withholding obligations.

Amendment

         The Board of Directors may amend the Plan in any respect, at any time, provided that no amendment may affect the rights of an Award holder without his or her permission and provided that the exercise price of previously granted options may not be changed or modified without stockholder approval, unless as specified in Section 14 of the Plan, the change or modification is made to prevent dilution, diminution or enlargement of the rights of the Award holder.

Possible Dilutive Effects

         The Common Stock issuable may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options and awards of Stock Awards, the Company delivers newly issued shares of Common Stock (i.e., 200,000 shares of Common Stock), then the dilutive effect to ownership of current stockholders would be approximately 8.9%.

Equity Compensation Plan Information

         Set forth below is information as of September 30, 2004 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

                                           EQUITY COMPENSATION PLAN INFORMATION
                                                     (a)                     (b)                          (c)
                                                                                                 Number of securities
                                             Number of securities      Weighted-average         remaining available for
                                              to be issued upon       exercise price of      future issuance under equity
                                                 exercise of             outstanding              compensation plans
                                             outstanding options,     options, warrants          (excluding securities
                                             warrants and rights         and rights            reflected in column (a))
                                             -------------------         ----------            ------------------------
Equity compensation plans
  approved by stockholders(1)............           207,035                 $18.62                       151,736
Equity compensation plans
  not approved by stockholders(2)........            51,578                  20.61                         4,800
                                                    -------                 ------                       -------
     TOTAL...............................           258,613                 $19.02                       156,536
                                                    =======                 ======                       =======

---------------
(1) Plans approved by stockholders include the Teche Holding Company 1995 Stock Option Plan and the Teche Holding Company 2001 Stock-Based Incentive Plan.

(2) Plans not approved by stockholders include the Teche Holding Company 1997 Stock Option Plan, the Teche Holding Company 1998 Stock Option Plan, the Teche Holding Company Stock Option Agreement with Scott Sutton and the Teche Federal Bank Restricted Stock Agreement with Scott Sutton. For information regarding the material features of these plans, see Note 15 to the Consolidated Financial Statements included in the 2004 Annual Report to Stockholders.
(3) Includes 151,736 shares remaining available for grant under the Teche Holding Company 2001 Stock-Based Incentive Plan, which permits up to 15% of the 250,000 shares reserved for issuance under the plan to be awarded as restricted stock instead of options. During the year ended September 30, 2004, awards of 576 shares were made under this plan.

Nontransferability

         Unless determined otherwise by the Committee, no Award under the Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, an employee may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the employee.

Stockholder Vote

         Stockholder approval of the Plan is being sought in order to qualify the Plan for the granting of Incentive Stock Options in accordance with the Code, to meet the requirements of Section 162(m) of the Code related to tax deductibility of certain compensation items in excess of $1 million, to meet the requirements of the American Stock Exchange, Inc. upon which the Common Stock is listed and to enable participants to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act. A stockholder may, by checking the appropriate box: (i) vote "FOR" approval of the Plan; (ii) vote "AGAINST" approval of the Plan, or (iii) vote to "ABSTAIN" on approval of the Plan. Proposal II shall be determined by a majority of the shares present or represented and entitled to vote at the Annual Meeting. Broker Non-Votes will have no impact on the outcome of the votes on Proposal II, and proxies marked "ABSTAIN" will have the same impact as a vote "AGAINST" Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE TECHE HOLDING COMPANY 2004 STOCK-BASED INCENTIVE PLAN.

--------------------------------------------------------------------------------
               PROPOSAL III - RATIFICATION OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

         Deloitte & Touche LLP was the Company's independent auditor for the 2004 fiscal year. The Board of Directors has approved the selection of Deloitte as its auditor for the 2005 fiscal year, subject to ratification by the Company's stockholders. A representative of Deloitte is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification of the appointment of the auditor requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's auditor for the 2005 fiscal year.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         Except as indicated below, no directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the year ended September 30, 2004. Furthermore, the Bank had no "interlocking" relationships existing during the year ended September 30, 2004 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where
(ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

         Director Mary Coon Biggs is a senior partner in the law firm Biggs, Supple, Cremaldi & Curet, L.L.P. located in Franklin, Louisiana. Biggs, Supple, Cremaldi & Curet, L.L.P. has rendered to the Bank a variety of legal services, primarily in connection with ordinary and foreclosure proceedings; commercial law matters; title examinations; document preparation; and correspondence with auditors. During the fiscal years ended September 30, 2004 and 2003, Biggs, Supple, Cremaldi & Curet, L.L.P. received approximately $81,000 and $90,000, respectively, in fees for all legal services rendered to the Bank.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Teche Holding Company, 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana 70560.

         The Company's Annual Report to Stockholders, including financial statements, will be mailed with this Proxy Statement on December 22, 2004 to all stockholders of record as of the close of business on December 14, 2004. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. The cost of soliciting proxies will be borne by the Company.

--------------------------------------------------------------------------------
                      STOCKHOLDER PROPOSALS AND NOMINATIONS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana 70560, no later than August 24, 2005. Any such proposal shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

         Under the Company's Articles of Incorporation, stockholder proposals that are not included in the Company's proxy materials for next year's Annual Meeting of Stockholders, will only be eligible for presentation at the meeting if the stockholder submits notice of the proposal to the Company at the above address by November 26, 2005. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's Articles of Incorporation in order to be considered at next year's meeting.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/W. Ross Little, Jr.

                                             W. Ross Little, Jr.
                                             Secretary


New Iberia, Louisiana
December 22, 2004

                                                                      Appendix A

                              TECHE HOLDING COMPANY
                             AUDIT COMMITTEE CHARTER

A.   Committee Responsibilities

         The Audit Committee of the Board of Directors of Teche Holding Company (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board"). Its primary function is to oversee the accounting and financial reporting processes and financial statement audits, as well as to monitor the system of internal controls established by management and to evaluate the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence to assist the Committee in fulfilling its responsibilities. The Company shall provide appropriate funding, as determined by the Committee, for payment of (a) any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, (b) any advisers employed by the Committee, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

1.   The Committee shall:

     A. Provide for an open avenue of communications between the independent accountants and the Board and, at least one time annually, meet with the independent accountants in private session.

     B. Review the qualifications and evaluate the performance of the independent accountants, and in its capacity as a committee of the board of directors, will be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose or preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent accounting firm will report directly to this Committee.

     C. Receive on an annual basis a written statement from the independent accountants detailing all relationships between the independent accountants and the Company consistent with requirements of the
          Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may affect objectivity and independence of the independent accountants and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

     D. Review and approve the independent accountants' annual engagement letter.

     E. Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls,
          (4) significant
          disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

     F. Review significant accounting, reporting, regulatory or industry developments affecting the Company.

     G. Review interim financial results with the Company's financial officer and the independent accountants prior to the public announcement of financial reports and the filing of the Form 10-Q.

     H.   Discuss with  management and the independent  accountants,  any issues
          regarding   significant  risks  or  exposures  and  assess  the  steps management has taken to minimize such risk.

     I. Discuss with the independent accountants SAS 61 matters that may be modified or supplemented.

     J. Make a recommendation to the Board whether the financial statements should be included in the Company's Annual Report on Form 10-K.

     K. Approve the Audit Committee's report to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

     L. Establish procedures for, (a) receiving, retaining and addressing complaints received by the Company concerning accounting, internal accounting controls, and other auditing matters, and (b) the confidential, anonymous submission by any employee of Teche Federal Bank of concerns regarding accounting or auditing matters. Complaints and employee concerns will be submitted to the Director of Internal Audit and will be communicated to the committee. A file for such complaints and employee concerns will be maintained by the Director of Internal Audit.

     M.   Review and oversee related party transactions.

     N. Perform other functions assigned by law, the Company's bylaws and any other functions the Board deems necessary and appropriate.

B.   Committee Membership

         The membership of the Committee shall:

     A.   Be appointed by the Board, annually

     B. Be comprised solely of independent directors as defined by the applicable regulatory authorities, and

     C.   Consist of at least three members.

C.   Committee Meetings

         Meetings will be held at least four times a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

E.   Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board as required and shall be included in the proxy statement at least every three years.

                                                                      Appendix B

                              TECHE HOLDING COMPANY
                     DIRECTORS NOMINATING COMMITTEE CHARTER

Purpose:

         Acting pursuant to Article IV of the Bylaws of Teche Holding Company (the "Company"), the Board of Directors has established a Directors Nominating Committee whose purpose is to seek and recommend to the Board qualified nominees for election or appointment to the Company's Board of Directors.

Membership:

         The Committee will consist of a minimum of three members of the Board of Directors, all of whom shall be independent directors. Applicable laws and regulations, including the regulations of the American Stock Exchange, as they may be amended from time to time, will be followed in evaluating a director's independence. The members of the Committee will be appointed by and serve at the discretion of the Board of Directors.

Nomination/Appointment Policy:

         The Committee believes that it is in the best interest of the Company and its stockholders to obtain highly-qualified persons to serve as members of the Board of Directors. The Committee will seek nominees with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

          The Committee's process for identifying and evaluating potential nominees will include soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Teche Federal Bank. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the individuals the Committee recommends to the Board for selection as the Board's nominees. The Committee will evaluate persons recommended by directors or officers of the Company or Teche Federal Bank and persons recommended by stockholders in the same manner.

         To be considered in the Committee's selection of individuals the Committee recommends to the Board for selection as the Board's nominees, recommendations from stockholders must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Recommendations should include all the information required by the Company's Articles of Incorporation and Bylaws and identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered.

Responsibilities:

         The responsibilities of the Directors Nominating Committee shall include:

         o Assisting in identifying, interviewing and recruiting individuals for selection as Board nominees for election as directors.

         o Annually presenting to the Board a list of individuals recommended for selection by the Board as the Board's nominees for election at the annual meeting of stockholders.

         o Regularly reviewing and making recommendations about changes to the charter of the Directors Nominating Committee.

         o Any other duties or responsibilities expressly delegated to the Directors Nominating Committee by the Board from time to time.

Meetings and Reports:

         The Committee will meet at least once annually to evaluate and make a recommendation to the Board of individuals for selection as the Board's nominees for election at the annual meeting of stockholders. Additional meetings may occur as the Committee or its chair deems advisable. The Directors Nominating Committee shall keep regular minutes of the transactions of its meetings and shall cause them to be recorded in books kept for that purpose in the office of the Company.

Resources and Authority:

         The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director nominees, this authority shall be vested solely in the Committee.

                                                                      Appendix C

                              TECHE HOLDING COMPANY
                         2004 STOCK-BASED INCENTIVE PLAN

1.   DEFINITIONS.

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         "Award" means, individually or collectively,  a grant under the Plan of
Non-Statutory  Stock  Options,   Incentive  Stock  Options,   Stock  Awards  and
Performance Awards.

         "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         "Bank" means Teche Federal Savings Bank.

         "Board  of  Directors"  means  the board of  directors  of the  Holding
Company.

         "Change in Control" of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item
5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (ii) involves the sale of all, or a material portion, of the assets of the Holding Company or the Bank; (iii) involves the merger or re-capitalization of the Holding Company whereby the Holding Company is not the surviving entity; (iv) results in a change in control of the Holding Company, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (v) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) solicitations of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan or reorganization, merger of consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company, other than by the Holding Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         "Common Stock" means the Common Stock of the Holding Company.

         "Date of Grant" means the effective date of an Award.

         "Director" means a member of the Board of Directors.

         "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

         "Effective Date" means the date of approval of the Plan by a vote of the stockholders of the Holding Company.

         "Employee" means any person employed by the Holding Company or an Affiliate. Unless otherwise noted herein, a Director who is also employed by the Holding Company or an Affiliate shall be considered an Employee under the Plan.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

         (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

         (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

         (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         "Holding Company" means Teche Holding Company.

         "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of
Section 422 of the Code.

         "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         "Participant" means any person who holds an outstanding Award.

         "Performance Share Award" or "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

         "Plan"  means this Teche  Holding  Company 2004  Stock-Based  Incentive
Plan.

         "Retirement" means retirement from employment or service with the Holding Company or an Affiliate following attainment of not less than age 55 and completion of not less than ten years of service with the Holding Company or Affiliate, as applicable.

         "Stock  Award"  means an Award  granted to a  Participant  pursuant  to
Section 8 of the Plan.

         "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

         "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.   ADMINISTRATION.

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested Directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the individuals who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The President of the Holding Company, the Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.   TYPES OF AWARDS.

         The following Awards may be granted under the Plan:

         (a) Non-Statutory Stock Options.
         (b) Incentive Stock Options.
         (c) Stock Awards.
         (d) Performance Awards.

4.   STOCK SUBJECT TO THE PLAN; AWARD MAXIMUMS.

         Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 200,000. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options, including Incentive Stock Options, granted under the Plan is 200,000, reduced by the issuance of any Stock Awards and Performance Share Awards. The maximum number of the shares reserved for Stock Awards and Performance Share Awards is 50,000 in the aggregate. The maximum number of shares that may be delivered to any person in accordance with Awards under the Plan shall not exceed 60,000 shares of

Common Stock. No individual shall be granted an amount of Stock Options which exceeds 25% of the total shares reserved for Awards under the Plan. No individual shall be granted an amount of Stock Awards and Performance Share Awards in excess of 30% of the total number of the shares reserved for Stock Awards and Performance Share Awards under the Plan. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares. Notwithstanding anything herein to the contrary, no Awards shall be made under the Plan prior to January 1, 2006.

5.   ELIGIBILITY.

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.   NON-STATUTORY STOCK OPTIONS.

         The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family,
(iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this

Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

         (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h) Acceleration Upon a Change in Control. In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable.

         (i) Delivery of Shares. Upon the exercise of a Non- Statutory Stock Option, payment by the Holding Company shall be made in the form of shares of Common Stock.

7.   INCENTIVE STOCK OPTIONS.

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

         (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Incentive Stock Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three
(3) months following the Participant's cessation of employment.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

         (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Acceleration Upon a Change in Control. In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable.

         (j) Delivery of Share. Upon the exercise of an Incentive Stock Option, payment shall be made in the form of shares of Common Stock.

         (k) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), within 10 days of such disposition.

8.   STOCK AWARDS.

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant. To the extent that Stock Awards shall vest based upon performance goals which must be satisfied prior to the vesting of any installment or portion of a Stock Award, such performance goals shall be determined by the Committee either on an individual level, for all Participants, for all Stock Awards made for a given period of time, or as otherwise determined by the Committee. No Stock Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the earning or vesting of such Stock Award is subject have been achieved.

         (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

         (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (g) Acceleration Upon a Change in Control. In the event of a Change in Control, all unvested Stock Awards held by a Participant shall immediately vest.

         (h) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Teche Holding Company 2004 Stock-Based Incentive Plan, and Award Agreement entered into between the registered owner of such shares and Teche Holding Company or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Teche Holding Company, 211 Willow Street, Franklin, Louisiana 70538."

         Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (i) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

         If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (j) Accrual of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

         (k) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Trustee shall vote such shares of Common Stock held by any such Trust.

         (l) Delivery of Shares. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.   PERFORMANCE AWARDS.

         (a) The Committee may determine to make any Performance Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate or of the Participant. To the extent that Performance Awards shall contingent upon performance goals which must be satisfied prior to the vesting of any installment or portion of such Performance Award, such performance goals shall be determined by the Committee either on an individual level, for all Participants, for all Performance Awards made for a given period of time, or as otherwise determined by the Committee. No Performance Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the earning or vesting of such Performance Award is subject have been achieved. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

         (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

         (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

         (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

         (f) No Performance Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Performance Award is subject have been achieved; provided however, upon a Change in Control, all such conditions shall be deemed satisfied.

10.  METHOD OF EXERCISE OF OPTIONS.

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash or Common Stock having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash and shares of Common Stock, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer in accordance with procedures approved by the Holding Company. Payment of the Exercise Price in full or partial payment in the form of Common Stock shall be made utilizing Common Stock that has been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option. No shares of Common Stock shall be issued until full payment of the Exercise Price has been received by the Holding Company.

11.  RIGHTS OF PARTICIPANTS.

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's employment or services.

12.  DESIGNATION OF BENEFICIARY.

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

13.  DILUTION AND OTHER ADJUSTMENTS.

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, re-capitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non- Statutory Stock Options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

14.  TAXES.

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

         (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 15 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

         (c) The Trustee may deduct from any distribution of shares of Common Stock awarded to an Outside Director under this Plan, sufficient amounts of shares of Common Stock to cover any applicable tax obligations incurred as a result of vesting of the Stock Award.

15.  NOTIFICATION UNDER SECTION 83(b).

         A Participant may, in connection with the receipt of an Award, or thereafter, make the election permitted under Section 83(b) of the Code, provided that such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filings and notifications required pursuant to regulations issued under the authority of Section 83(b) of the Code.

16.  AMENDMENT OF THE PLAN AND AWARDS.

         (a) Except as provided in paragraph (c) of this Section 16, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively;

provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 16, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an exercise price below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

17.  EFFECTIVE DATE OF PLAN.

         The Board of Directors approved and adopted the Plan with an Effective Date being the date of approval of the Plan by a vote of a majority of the stockholders of the Holding Company present in person or by proxy and entitled to vote at a meeting of such stockholders. All amendments to the Plan are effective upon approval by the Board of Directors, subject to shareholder approval when specifically required under the Plan or applicable federal or state statutes, rules or regulations. The failure to obtain shareholder approval for such purposes will not affect the validity or other provisions of the Plan and any Awards made under the Plan.

18.  TERMINATION OF THE PLAN.

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options, and the distribution of Stock Awards and Performance Share Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

19.  NO EMPLOYMENT RIGHTS.

         No Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee or in any other capacity with the Holding Company or any Affiliate.

20.  APPLICABLE LAW.

         The Plan will be administered in accordance with the laws of the State of Louisiana to the extent not pre-empted by applicable federal law.

--------------------------------------------------------------------------------
                              TECHE HOLDING COMPANY
                        1120 JEFFERSON TERRACE BOULEVARD
                           NEW IBERIA, LOUISIANA 70560
                                 (337) 560-7151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 25, 2005
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Teche Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the office of Teche Federal Bank located at 1120 Jefferson Terrace, New Iberia, Louisiana on January 25, 2005, at 10:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                        FOR   WITHHELD
                                                        ---   --------

1. The election as director of all nominees
          listed below with terms to expire in 2008     |_|     |_|

          J.L. Chauvin
          Mary Coon Biggs
          Thomas F. Kramer


         INSTRUCTIONS:  To withhold your vote for any individual nominee, insert
         ------------   the nominee's name on the line provided below.

--------------------------------------------------------------------------------

2.        The approval of the adoption of the           FOR    AGAINST   ABSTAIN
          Teche Holding Company 2004 Stock-Based        ---    -------   -------
          Incentive Plan.                               |_|      |_|       |_|

3.        The ratification of the appointment of        FOR    AGAINST   ABSTAIN
          Deloitte & Touche LLP as independent          ---    -------   -------
          auditors of Teche Holding Company, for
          the fiscal year ending September 30, 2005.    |_|      |_|       |_|

          In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors  recommends a vote "FOR" all of the above listed
propositions.                                       ---

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 22, 2004 and the 2004 Annual Report to Stockholders.


                                                     Please check here if you
Dated:                                       |_|     plan to attend the Meeting.
       -------------------. ----


-----------------------------------          -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-----------------------------------          -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.